UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 10, 2023

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2023, Digital Media Solutions, LLC ("DMS"), a Delaware limited liability company and an indirect subsidiary of Digital Media Solutions, Inc. (the "Company"), agreed to acquire certain assets and to assume certain liabilities (the "Acquisition") of G.D.M. Group Holding Limited, a company organized under the laws of Cyprus ("ClickDealer Cyprus"), ClickDealer Asia Pte., Ltd., a company organized in Singapore ("ClickDealer Singapore"), GDMgroup Asia Limited, a company organized in Hong Kong ("ClickDealer HongKong") and ClickDealer Europe BV, a company organized in the Netherlands ("ClickDealer Netherlands," and collectively with ClickDealer Cyprus, ClickDealer Singapore, and ClickDealer Hong Kong, "ClickDealer" and ClickDealer with any other ClickDealer entity, the "Sellers"). The Acquisition will be effected, subject to the satisfaction or waiver of certain closing conditions, pursuant to an Asset Purchase Agreement, dated as of March 6, 2023 (the "Purchase Agreement"), by and among DMS, ClickDealer, solely as parties to Articles 11 and 12 thereto, Dmytro Atamaniuk and Tetyana Seredyuk, representing the active shareholders of ClickDealer Cyprus and solely as a party to Article 10 and Article 12 thereto, the Company. Subject to working capital adjustments, the consideration to be paid for the Acquisition at closing will be $35 million in cash. The Purchase Agreement also includes up to $10 million in contingent consideration to be earned over the next two years, subject to the operation of the acquired assets reaching certain milestones. The contingent consideration may be paid in cash or the Company's Class A Common Stock, to be mutually agreed by DMS and the applicable recipients. Each of DMS and the Sellers has made representations, warranties and covenants with respect to itself and the Acquisition. The Purchase Agreement also provides that each of DMS and the Sellers will indemnify the other for certain losses, subject to the limits set forth therein.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference into this Item 1.01.

The Purchase Agreement has been included herewith pursuant to the applicable rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Sellers or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company included in its public reports filed with the SEC. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures, and were made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Forward-Looking Statements:

This 8K includes “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are made in reliance upon such acts and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its and ClickDealer's future performance and its ability to implement its strategy and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the actual consummation of the ClickDealer transaction and the risk that such consummation may not occur due to the failure of one or more closing conditions; (2) the Company's ability to attain the expected financial benefits from the ClickDealer transaction; (3) any impacts from the transaction to the ClickDealer business; (4) the COVID-19 pandemic or other public health crises; (5) changes in client demand for our services and our ability to adapt to such changes; (6) the entry of new competitors in the market; (7) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (8) the ability to maintain, grow and protect the data the Company obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (9)

the performance of the Company's technology infrastructure; (10) the ability to protect the Company's intellectual property rights; (11) the ability to successfully source, compete and integrate acquisitions; (12) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate identified material weaknesses therein, including any integration of the ClickDealer business; (13) changes in applicable laws or regulations and the ability to maintain compliance; (14) our substantial levels of indebtedness; (15) volatility in the trading price on the NYSE of our common stock and warrants; (16) fluctuations in value of our private placement warrants; and (17) other risks and uncertainties indicated from time to time in the Company's filings with the SEC, including those under “Risk Factors” in the Company's Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 8.01. Other Items.

On March 6, 2023, the Company issued a press release announcing that its Board of Directors had concluded its strategic review and that the previously disclosed non-binding offer by Prism Data LLC to acquire the Company had been withdrawn. A copy of this press release is filed as Exhibit 99.1 and incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated March 6, 2023 by and among Digital Media Solutions, Inc., the Sellers and the other parties thereto.
99.1	Press release of Digital Media Solutions, Inc. issued March 6, 2023.
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* Certain schedules and attachments referenced in the Purchase Agreement have been omitted. A copy of any omitted schedule and attachment will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023

Digital Media Solutions, Inc.

/s/ Richard Rodick
Name:	Richard Rodick
Title:	Chief Financial Officer